UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2009

SUN MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California 95054-1778

(Address of principal executive offices, including zip code)

(650) 960-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 26, 2009, Sun Microsystems, Inc. (“Sun”) received a Request for Additional Information, commonly referred to as a “second request,” from the United States Department of Justice (“DOJ”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) regarding the proposed merger between Sun and Oracle Corporation. The effect of the second request is to extend the DOJ review period imposed by the HSR Act. Sun is in the process of gathering information to respond to the second request and is working cooperatively with the DOJ to resolve the issue that was not finalized prior to the expiration of the initial review period.

Completion of the proposed merger remains subject to stockholder and regulatory approval and is subject to the satisfaction or waiver of the other closing conditions specified in the merger agreement. As previously announced, Sun has scheduled a special meeting of its stockholders, to be held at 10 a.m. Pacific time on July 16, 2009, to consider and vote on the proposed merger.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between Sun and Oracle Corporation. On June 8, 2009, Sun filed with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger. Investors and stockholders are urged to read the proxy statement as well as any other relevant documents filed with the SEC when they become available. Investors and stockholders may obtain free copies of the proxy statement and other documents filed with the SEC by Sun through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Investor Relations, Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA. In connection with the special meeting of Sun stockholders to approve the adoption of the merger agreement, Sun mailed copies of the proxy statement on or around June 10, 2009 to Sun stockholders of record who are entitled to attend and vote at the special meeting.

Sun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed merger is included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Sun’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 24, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA, or by going to Sun’s Investor Relations page on its corporate web site at www.sun.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

By:	/s/ Craig D. Norris
Craig D. Norris
Vice President, Corporate Law, and Assistant Secretary

Date: June 27, 2009